Shareholders' equity	12 Months Ended
Dec. 31, 2017
Text block1 [abstract]
Shareholders' equity
16	Shareholders’ equity

Share capital and share premium

	Ordinary shares
	2017	2016	2015
	(In thousands of shares)
On issue at 1 January	70,603	69,919	69,317
Issue/conversion of shares	812	684	602
On issue at 31 December	71,415	70,603	69,919

On January 28, 2011, the Company issued 16,250 thousand new shares (post reverse stock split) at the New York Stock Exchange under the ticker symbol INXN. On completion of the offering, the Company did a reverse stock split 5:1, which resulted in nominal value of €0.10 per ordinary shares. The 34,808 thousand Preferred Shares were converted into ordinary shares and the Liquidation Price of €1.00 (post reverse stock split) per Preferred A Share was either paid out in cash or converted in ordinary shares (3.3 million ordinary shares). In 2017, a total of approximately 0.8 million (2016: 0.5 million, 2015: 0.4 million) options were exercised and restricted and performance shares were vested.

At December 31, 2017, 2016 and 2015, the authorized share capital comprised 200,000,000 ordinary shares at par value of €0.10. All issued shares are fully paid.

Foreign currency translation reserve

The foreign currency translation reserve comprises of all foreign exchange differences arising from the translation of the financial statements of foreign operations as well as from the translation of intergroup balances with a permanent nature.